Subsequent Events	12 Months Ended
Jun. 30, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
Subsequent events

32. Subsequent events

Lease – Parceria XI

On July 21, 2022, the Company entered into an agricultural partnership agreement with the São Domingos Farm for the commercial exploration of an arable area of approximately 6,070 hectares. The area is located in the municipality of Comodoro, state of Mato Grosso, and the term of the agreement is 12 years. Possession will be phased in two portions of 3,035 hectares each, the first estimated for December 2022 and the second for December 2023.

New acquisition

At September 15, 2022, the Company has acquired a rural property located in the municipality of Querência, state of Mato Grosso, Brazil.

The property has an arable area of 5,400 hectares (10,800 hectares of total area), of which 80% are suitable for second crop. The farm has clay and rainfall levels and altitude that allow cultivation of grains and cotton and is located less than 100 km from paved roads. The farm is in the eastern region of the state of Mato Grosso, which is characterized by the high growth of agricultural areas in the country, with the advancement of agriculture in pasture areas.

The acquisition value is R$285.6 million (302 soybean bags per arable hectare), which will be paid in two installments, a down payment and an annual installment.This transaction was important for the Company to diversify and expand our presence in the state of Mato Grosso, one of the most important in the production of commodities in the world, and guarantee the growth of our productive area, in addition to real estate gains, with the transformation of pasture areas into agriculture